UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2017
____________________

LIMBACH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

____________________

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 – 35th Street, Pittsburgh, Pennsylvania 15201

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 13, 2017, Limbach Holdings, Inc. (the “Company” or “we”) issued a press release announcing, among other things, certain estimated unaudited financial results for its year ended December 31, 2016. We have furnished a copy of this release as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

The press release referred to in Item 2.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The Company incorporates herein by reference the Exhibit Index following the signature page to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, INC.

By:	/s/ John T. Jordan, Jr.
Name: John T. Jordan, Jr.
Title: Chief Financial Officer

Dated: April 13, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 13, 2017

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